HC2 Holdings, Inc. Q4 2019 Earnings Release Supplement March 16, 2020 © HC2 HOLDINGS, INC. 2020

Safe Harbor Disclaimers Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include, without limitation, any statements regarding our expectations regarding building shareholder value, future cash flow, longer-term growth and invested assets, the timing and effects of redeeming the 11.5% Notes, reducing HC2's leverage and interest expense, and the timing or prospects of any refinancing of HC2's remaining corporate debt. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and HC2’s subsidiaries to raise capital; the ability of HC2’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. There can be no assurance that the HMN transaction will be completed as proposed or at all, and no assurances can be given that definitive agreements for potential divestitures or other strategic transactions will be entered into with respect to either Continental Insurance or DBM Global, that any transactions consummated, or the timing, terms, conditions or net proceeds thereof. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.conditions, including the ability of HC2 and HC2’s subsidiaries to raise © HC2 HOLDINGS, INC. 2020 2

Safe Harbor Disclaimers Non-GAAP Financial Measures In this release, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA (excluding the Insurance segment) and Adjusted Operating Income and Pre-tax Adjusted Operating Income for our Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments' performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as net income (loss) as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense, and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition and disposition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Adjusted Operating Income Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non-U.S. GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pre-tax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with U.S. GAAP. Management recognizes that using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other U.S. GAAP financial measures, as these non-U.S. GAAP measures excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other U.S. GAAP financial measures as a measure of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other- than-temporary impairment ("OTTI") losses recognized in operations; asset impairment; intercompany elimination; bargain purchase gains; reinsurance gains; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. © HC2 HOLDINGS, INC. 2020 3

2019 Key Segment Highlights

Marine Services

Global Marine

- Signed definitive agreement to sell HMN to HengTong Optics Electric Ltd.; closing expected in 1Q20.
- Subsequent to year end, completed the sale of GMG[1] to an investment affiliate of J.F. Lehman & Co., LLC.
- Combined valuation of Marine Services Segment (73% owned by HC2) is $390M.

Insurance

Continental LTC Inc.

- 2019 Net Income of $59.4M; Pre-Tax Insurance AOI[2] of $85.7M.
- Total Adjusted Capital of approximately $338M.

Construction

DBM Global

- 2019 Net Income of $24.7M; Adjusted EBITDA[2] of $75.7M, up 24% Y/Y.
- Contract backlog of $497.7M at year end; approximately $826M on an adjusted basis.

Broadcasting

HC2 Broadcasting

- Announced carriage of high quality content providers, including beIN Sports, Cheddar[3], and DABL[3].
- Made significant progress in the build-out of our nation-wide OTA distribution platform.
- 210 operational stations as of early March 2020, of which ~150 are connected to our CentralCast system.

Energy

ANG

- AFTC[4] renewed for 2018-2020; recorded $10.6M AFTC for 2018 and 2019 fuel sales.
- Added 20 fueling stations with the acquisition of ampCNG; total station footprint ~60 stations[5].
- 18.9M gasoline gallon equivalents fueled in 2019, up from 11.8M in 2018.

Life Sciences

R2 Technologies

MediBeacon

- R2 Technologies and MediBeacon entered into commercial and strategic partnerships, respectively, with Huadong Medicine and received equity investments to fund next phases at both companies at post-money valuations of $60M and $315M, respectively.

1 Global Marine Group ("GMG"), excluding HMN interest.
2 Non-GAAP Measure; see Appendix for reconciliation to U.S. GAAP.
3 Announced subsequent to year-end.
4 U.S. federal excise tax credits for alternative fuels ("AFTC").
5 Fueling station count includes owned/operated, operated and maintained and stations in-development.

© HC2 HOLDINGS, INC. 2020

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Strategic Initiatives Update

Delivered on Key 2019 Strategic Initiatives

✓ Marine Asset Sales

TRANSACTIONS VALUED SEGMENT AT $390M

Global Marine Group

- Completed the sale of GMG (excluding HMN) for **$250M,** less debt, pension and other adjustments.
- HC2 received net proceeds of approximately $99M.

HMN Joint Venture

- Announced a definitive agreement for the sale of HMN
- 49% interest valued at **$140M**; sale to occur in two tranches.
- Expected proceeds of ~$85M for 30% stake, less tax and other adjustments; expected to close by early Q2 2020.
- Remaining 19% interest retained under a two-year put option.

✓ Debt Reduction

MARINE SALES PROCEEDS BEGIN THE PROCESS OF DE-LEVERING

Initial Steps Taken

- $77M partial redemption of 11.5% Notes underway; notice to call at 104.5% issued early March.
  - Annual interest savings of $8.9M from reduced principal.
- Repaid $15M of borrowings on MSD revolving credit line.
- Once received, HMN net proceeds to HC2 will be used to further redeem additional 11.5% Notes and reduce interest expense.

Next Phase - Realize HC2 Portfolio Value and Revamp Capital Structure

Continental Insurance Group

CONTINENTAL LTC INC.

In advanced discussions with a potential buyer

DBM Global Group

DBM GLOBAL

Exploring strategic options, including a potential sale

© HC2 HOLDINGS, INC. 2020

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Looking Forward Our objective is to evolve from a highly-leveraged business model to one that unlocks and enhances shareholder value through GROWTH & INNOVATION Building a Solid Platform For Future Growth: Building the largest, most comprehensive, state-of-the-art U.S. over-the-air distribution platform for high-quality providers to deliver their content to rapidly growing OTA viewership. Believe that clean energy from Compressed Natural Gas will become the primary alternative to diesel for commercial fleets, and we want to be the ones to fuel the future. Developing innovative healthcare technologies and solutions through strategic investments with significant potential for value creation. Turning a Timely Purchase into Realized Value: Reviewing potential strategic alternatives to capture the value of DBM's strong cash flow generation from its steel fabrication and erection services in the commercial and industrial sectors along with additional offerings in the heavy maintenance and repair industries. © HC2 HOLDINGS, INC. 2020 6

Broadcasting

HC2 Broadcasting Holdings Inc.

Segment Description

Our Broadcasting subsidiary is focused on capitalizing on the opportunities to bring valuable content to more viewers over-the-air ("OTA"). The goal of our OTA strategy is to build the largest, most comprehensive, state-of-the-art OTA distribution platform in the United States for high-end content providers to deliver their product to more viewers over-the-air. All of our stations will be interconnected to a cloud-based IP network backbone, which will allow us to remotely monitor and operate the stations.

Our strategy centers on leasing capacity ("channels") on our television stations to third-party content providers and entering into revenue sharing agreements with major content providers as OTA viewership increases.

Summary of Key Broadcast Metrics[1]

Full Power Stations	10
Class A Stations	49
LPTV Stations	151
Total Operational Stations	210
Silent Licenses and Construction Permits[2]	242

Highlights and Recent Developments

- Significantly decreased Adjusted EBITDA losses at the segment due to targeted cost-cutting measures across the platform.
- Made significant progress in 2019 executing on "Stage 2" of our OTA platform build-out.
  - Increased operating station count to 210 stations as of early March 2020.
  - Connected ~150 stations to our CentralCast system, allowing for remote operation and reduced operational costs.
- Recently announced new carriage agreements with high-quality content providers, including:
  - beIN Sports
  - Cheddar, an Altice USA channel
  - DABL, a CBS Television lifestyle diginet
- During 4Q19, completed issuance of $78.7M of new notes
  - Net proceeds used to retire existing notes due 2019, fund pending acquisitions and station build-out, working capital and general corporate purposes.

1 Station metrics as of early March 2020
2 The Company is strategically considering its portfolio of silent licenses and construction permits; not all silent licenses and construction permits are currently expected to be built out.

© HC2 HOLDINGS, INC. 2020

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Energy

American Natural Gas, Inc. ("ANG")

Segment Description

American Natural Gas designs, builds, owns, operates and maintains compressed natural gas ("CNG") fueling stations for transportation. ANG has been building a premier network of publicly accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers.

With the recent ampCNG acquisition, the addition of twenty additional CNG stations allowed us to create one of the largest 100% Class-8 eligible CNG fueling footprints in America. The combined company is now one of the largest purchasers and distributors of Renewable Natural Gas ("RNG"). Our fueling network offers producers one of the largest pathways for RNG to the transportation industry, which is required to generate D3 RIN.

Summary of Key Financial Metrics

	Three Months Ended December 31,		Twelve Months Ended December 31,	
($ millions, except GGE)	2019	2018	2019	2018
Net Revenue	19.7	4.6	39.0	20.7
Net Income (Loss)	5.6	(0.3)	4.2	(0.9)
Adjusted EBITDA[3]	12.4	0.8	17.0	5.5
GGE	6.0	3.0	18.9	11.8

Highlights and Recent Developments

- AFTC[1] renewed for 2018-2020; recorded $10.6M of AFTC revenues for 2018 and 2019 CNG sales.
- Delivered 18.9M gasoline gallon equivalents ("GGE") to customers in 2019 compared to 11.8M in 2018.
  - CNG sales volumes for the acquired ampCNG stations contributed an additional 6.1M GGE.
  - Continue to focus on increasing CNG sales volumes through new and existing customer relationships, and improve existing station capacity utilization.
- In June, completed the acquisition of ampCNG's 20 CNG fueling stations.
  - Acquired stations, primarily in the Southeastern U.S. and Texas; highly complementary to ANG's existing station footprint.
  - ANG station network now includes ~60 CNG fueling stations[2] across 17 states.

1 U.S. federal excise tax credits for alternative fuels ("AFTC").
2 Fueling station count includes owned/operated, operated and maintained and stations in-development.
3 See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
4 All data as of December 31, 2019, unless otherwise noted.

© HC2 HOLDINGS, INC. 2020

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Life Sciences

Pansend Life Sciences, LLC

R2 Technologies MediBeacon

R2 Technologies ("R2")

R2's two distinct medical devices provide skin lightening and evening to patients using cold technology.

- Contact device sold to physicians to treat brown spots of the skin with the potential to treat other indications, expecting 2020 commercial launch.
- Robotic spray device sold to physicians to provide full body skin lightening/whitening, expected 2021 launch.
  - Multiple additional potential medical and aesthetic applications and devices from the same core technology.
  - Proven efficacy based on >575 treated patients.
  - U.S. FDA clearances already in-hand.

Recent Developments

Entered exclusive distribution agreement with Huadong Medicine. In addition, Huadong made a $10M equity investment in R2 at a post-money valuation of **$60M** to fund the company's next phase of product and market development.

MediBeacon

MediBeacon's Fluorescent Agent Platform[2] enables physiological function monitoring in critical health applications:

- Kidney Health - Transdermal GFR Measurement System ("TGFR")
  - No clinically practical method exists to measure kidney function in real time at point of care.
  - Utilizes a patented pharmaceutical bright enough to be detected by a sensor placed on the skin.
  - Received FDA Breakthrough Device designation for TGFR.
- Gastrointestinal Health
  - Grants from the Bill & Melinda Gates Foundation have supported MediBeacon permeability research.
  - Gastroenterology human study in Crohn's patients underway in 2019.

Recent Developments

Entered exclusive commercialization partnership with Huadong Medicine that included an initial $15M equity investment at **$315M** post-money valuation, which will fund the company through upcoming FDA pivotal clinical trials and upcoming FDA approval process.

Summary of Investments[1]

Company	Investment to Date	Equity %	Fully Diluted %
R2 Dermatology	$27.4M	63.97 %	58.99 %
MediBeacon	$24.9M	47.19 %	41.62 %
Genovel	$3.5M	80.00 %	75.23 %
Triple Ring	$3.0M	25.79 %	27.10 %

Other Investments

Genovel Orthopedic, in conjunction with New York University, is developing novel, patented "Mini Knee" and "Anatomical Knee" replacements.

Triple Ring is a contract R&D engineering company specializing in medical devices, homeland security, imaging, sensors, fluidics, robotics & mobile healthcare in Silicon Valley and Boston.

1 Investment-to-date totals and equity ownership percentages are as of December 31, 2019; fully diluted includes all exercisable options and warrants.
2 MediBeacon agents and devices are not approved for human use by any regulatory agency.

© HC2 HOLDINGS, INC. 2020

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Construction

DBM Global, Inc. ("DBM")

Segment Description

DBM Global offers integrated steel construction services, including design-assist, design-build, engineering, BIM participation, 3D steel modeling / detailing, fabrication, advanced field erection, project management and state-of-the-art steel management systems. DBM services major market segments including commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed used and retail, industrial, public works, bridges, and transportation and international projects.

GrayWolf Industrial ("GW"), a recently acquired subsidiary of DBM, offers services in the heavy maintenance and repair industry, further diversifying its offering and dampens the impact of the cyclical new construction industry.

Summary of Key Financial Metrics

	Three Months Ended December 31,		Twelve Months Ended December 31,	
($ millions)	2019	2018	2019	2018
Net Revenue	157.1	185.1	713.3	716.4
Net Income	6.7	7.6	24.7	27.7
Adjusted EBITDA[1]	20.8	19.4	75.7	60.9

- Approximately $498M reported backlog; $826M adjusted backlog, which takes into consideration awarded, but not yet signed contracts

Highlights and Near Term Objectives

- Process to review strategic options announced
  - Any proceeds from a potential monetization to be used to reduce HC2 Corporate debt.
- Remain focused on strong project execution, maintaining a robust backlog and a strong pipeline of prospective projects.
  - Adjusted backlog of $826M provides visibility into 2021.
  - GrayWolf's adjusted backlog has more than doubled from $147M at year-end 2018 to $325M.
  - Focus on winning more small to mid-size projects which will improve working capital cycle.
  - Continue to see a strong market with ample bidding opportunities available across the industrial and commercial markets.
- Integration of GW acquisition now complete.
  - Continue to view GW as a source of strong, consistent cash flow for DBM.
  - Building relationships for cross-selling opportunities across the industrial services and legacy DBM commercial platforms.
  - Large potential collaborative opportunity between GW and DBM's structural steel fabrication and erection business identified.

1 See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
2 All data as of December 31, 2019, unless otherwise noted.

© HC2 HOLDINGS, INC. 2020

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HC2 Financial Summary

Selected GAAP Financials

(in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2019	2018	Increase / (Decrease)	2019	2018	Increase / (Decrease)
Net revenue	$ 498.4	$ 524.9	$ (26.5)	$ 1,984.1	$ 1,976.7	$ 7.4
Total operating expenses	531.4	537.1	(5.7)	1,955.0	2,032.5	(77.5)
Income (loss) from operations	(33.0)	(12.2)	(20.8)	29.1	(55.8)	84.9
Interest expense	(25.8)	(21.7)	(4.1)	(95.1)	(75.7)	(19.4)
Gain on sale and deconsolidation of subsidiary	—	—	—	—	105.1	(105.1)
Income from equity investees	0.7	1.7	(1.0)	2.2	15.4	(13.2)
Gain on bargain purchase	—	6.3	(6.3)	1.1	115.4	(114.3)
Other income, net	0.6	13.9	(13.3)	6.0	77.9	(71.9)
(Loss) income from continuing operations	(57.5)	(12.0)	(45.5)	(56.7)	182.3	(239.0)
Income tax benefit (expense)	26.8	(0.5)	27.3	20.6	(2.4)	23.0
Net (loss) income	(30.7)	(12.5)	(18.2)	(36.1)	179.9	(216.0)
Net loss (income) attributable to noncontrolling interest and redeemable noncontrolling interest	(0.3)	0.7	(1.0)	4.6	(17.9)	22.5
Net (loss) income attributable to HC2 Holdings, Inc.	(31.0)	(11.8)	(19.2)	(31.5)	162.0	(193.5)
Less: Preferred dividends, deemed dividends, and repurchase gains	0.4	4.3	(3.9)	—	6.4	(6.4)
Net (loss) income attributable to common stock and participating preferred stockholders	**$ (31.4)**	**$ (16.1)**	**$ (15.3)**	**$ (31.5)**	**$ 155.6**	**$ (187.1)**
(Loss) income per common share						
Basic	$ (0.66)	$ (0.36)	$ (0.30)	$ (0.66)	$ 3.14	$ (3.80)
Diluted	$ (0.66)	$ (0.36)	$ (0.30)	$ (0.66)	$ 2.90	$ (3.56)
Weighted average common shares outstanding:						
Basic	45.0	44.5	0.5	44.8	44.3	0.5
Diluted	45.0	44.5	0.5	44.8	46.8	(2.0)

© HC2 HOLDINGS, INC. 2020

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HC2 Segment Financial Summary Non-GAAP Measures1: Adjusted EBITDA & Pre-tax Insurance AOI (in millions) Three Months Ended December 31, Twelve Months Ended December 31, Increase / Increase / 2019 2018 (Decrease) 2019 2018 (Decrease) Core Operating Subsidiaries Construction $ 20.8 $ 19.4 $ 1.4 $ 75.7 $ 60.9 $ 14.8 Marine Services 9.3 6.9 2.4 30.7 32.7 (2.0) Energy 12.4 0.8 11.6 17.0 5.5 11.5 Telecommunications 1.0 1.4 (0.4) 3.4 5.3 (1.9) Total Core Operating Subsidiaries 43.5 28.5 15.0 126.8 104.4 22.4 Early Stage and Other Holdings Life Sciences (3.1) (2.7) (0.4) (11.8) (14.9) 3.1 Broadcasting (1.0) (3.2) 2.2 (6.3) (16.9) 10.6 Other and Eliminations — — — — (2.2) 2.2 Total Early Stage and Other (4.1) (5.9) 1.8 (18.1) (34.0) 15.9 Non-Operating Corporate (2.7) (7.5) 4.8 (17.9) (25.9) 8.0 Total HC2 Adjusted EBITDA (excluding Insurance) $ 36.7 $ 15.1 $ 21.6 $ 90.8 $ 44.5 $ 46.3 Pre-tax Insurance AOI $ 10.5 $ 9.3 $ 1.2 $ 85.7 $ 0.6 $ 85.1 1 See Appendix for reconciliation of Non-GAAP to U.S. GAAP. © HC2 HOLDINGS, INC. 2020 12

Appendix © HC2 HOLDINGS, INC. 2020 13

Telecommunication PTGi-ICS ("ICS") Segment Description Highlights and Near Term Priorities PTGi-ICS is an international wholesale telecom • Continue to focus on maximizing cash flows service company that provides voice and data call as the international long distance wholesale termination to the telecom industry worldwide voice termination market experiences through its own global network of next-generation disruption from increased utilization of OTT IP soft switches and media gateways, connecting applications and VOIP services. the networks of incumbent telephone companies, mobile operators and OTT companies worldwide. Summary of Key Financial Metrics Three Months Ended Twelve Months Ended December 31, December 31, ($ millions) 2019 2018 2019 2018 Net Revenue 189.1 213.0 696.1 793.6 Net Income (Loss) (2.1) 1.2 (1.4) 4.6 Adjusted EBITDA1 1.0 1.4 3.4 5.3 1 See Appendix for reconciliation of Non-GAAP to U.S. GAAP. 2 All data as of December 31, 2019, unless otherwise noted. © HC2 HOLDINGS, INC. 2020 14

Insurance

Continental Insurance Group, Ltd. ("CIG")

CONTINENTAL LTC INC.

Segment Description

Continental Insurance Group provides long-term care ("LTC"), life, annuity and other accident and health coverage to approximately 145,000 individuals. The benefits provided by CIG's insurance operations help protect policy and certificate holders from the financial hardships associated with illness, injury, loss of life or income discontinuation.

Since our initial acquisition from American Financial Group in 2015, through a combination of M&A and improved operating and investment results, CIG has more than quadrupled its total adjusted capital base. In addition, the platform provides a fee stream to HC2 through asset management fees. CIG continues to look for appropriate books of long-term care assets as it executes on its strategy while maintaining a healthy level of conservatism in reserving.

Summary of Key Financial Metrics

Balance Sheet	December 31,	
	2019	2018
Statutory Surplus	~$301M	~$255M
Total Adjusted Capital	~$338M	~$289M
Total GAAP Assets	$5.6B	$5.2B
Cash & Invested Assets	$4.5B	$4.0B

Income Statement	Three Months Ended December 31,		Twelve Months Ended December 31,	
($ millions)	2019	2018	2019	2018
Net Revenue	80.3	56.0	331.6	217.1
Net Income	(15.2)	22.4	59.4	165.2
Pre-Tax AOI[1]	10.5	9.3	85.7	0.6

1 See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
2 All data as of December 31, 2019, unless otherwise noted.

Highlights and Recent Developments

- Performance since acquisition of Humana's LTC insurance business continues to be positive.
- Recent performance of the platform has been supported by favorable claims development, conservative underwriting, focused asset management, and experienced liability management.
- 2019 results post-acquisition highlights positive operating leverage of the platform.
- Recent change in expectations of future management fees under our investment management agreement, along with our expectations of future dividends based on recent and ongoing discussions with our domestic regulator
  - Goodwill impairment recorded of $47.3 million; full year net income was $98.7 million before the impact of goodwill impairment
  - In advanced discussion for a potential sale of Continental Insurance Group
  - Any proceeds from a potential monetization to be used to reduce HC2 Corporate debt.

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Non-GAAP Reconciliations © HC2 HOLDINGS, INC. 2020 16

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Year ended December 31, 2019								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other and Elimination	Non-operating Corporate	HC2
Net loss attributable to HC2 Holdings, Inc.									$ (31.5)
Less: Net Income attributable to HC2 Holdings Insurance segment									59.4
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(8.9)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance segment	$ 24.7	$ (2.6)	$ 4.2	$ (1.4)	$ (0.2)	$ (18.5)	$ (0.6)	$ (87.6)	$ (82.0)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	15.5	25.7	6.9	0.3	0.3	6.3	—	0.1	55.1
Depreciation and amortization (included in cost of revenue)	9.1	—	—	—	—	—	—	—	9.1
Amortization of equity method fair value adjustment at acquisition	—	(1.5)	—	—	—	—	—	—	(1.5)
Asset impairment expense	—	0.6	—	4.5	—	2.6	—	—	7.7
Other operating (income) expenses	0.5	(0.6)	—	—	—	(5.5)	—	—	(5.6)
Interest expense	9.3	4.7	3.5	—	—	9.6	—	68.4	95.5
Other (income) expense, net	(1.6)	(0.8)	1.3	—	(8.6)	2.7	0.6	2.3	(4.1)
Net loss (gain) on contingent consideration	—	—	—	(0.4)	—	—	—	—	(0.4)
Foreign currency (gain) loss (included in cost of revenue)	—	0.4	—	—	—	—	—	—	0.4
Income tax (benefit) expense	10.9	(0.4)	(0.8)	—	—	(1.5)	—	(8.1)	0.1
Noncontrolling interest	2.0	(1.2)	1.8	—	(3.4)	(3.8)	—	—	(4.6)
Share-based payment expense	—	1.6	—	—	0.1	0.6	—	5.5	7.8
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	5.3	4.8	0.1	0.4	—	1.2	—	1.5	13.3
Adjusted EBITDA	$ 75.7	$ 30.7	$ 17.0	$ 3.4	$ (11.8)	$ (6.3)	$ —	$ (17.9)	$ 90.8
Total Core Operating Subsidiaries	$ 126.8								

© HC2 HOLDINGS, INC. 2020

17

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Three Months ended December 31, 2019								
	Core Operating Subsidiaries			Early Stage & Other					
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other and Elimination	Non-operating Corporate	HC2
Net loss attributable to HC2 Holdings, Inc.									$ (31.0)
Less: Net loss attributable to HC2 Holdings Insurance Segment									(15.2)
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(1.3)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 6.7	$ (0.7)	$ 5.6	$ (2.1)	$ (1.8)	$ (4.4)	$ (0.2)	$ (17.6)	$ (14.5)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	3.7	6.3	2.0	—	0.2	1.6	—	—	13.8
Depreciation and amortization (included in cost of revenue)	2.4	—	—	—	—	—	—	—	2.4
Amortization of equity method fair value adjustment at acquisition	—	(0.4)	—	—	—	—	—	—	(0.4)
Asset impairment expense	—	—	—	3.2	—	0.1	—	—	3.3
Other operating (income) expenses	0.6	—	0.1	—	—	(0.3)	—	—	0.4
Interest expense	2.3	1.4	1.6	—	—	3.3	—	17.3	25.9
Other (income) expense, net	(1.7)	0.6	1.4	—	(0.3)	1.4	0.2	(1.6)	—
Net loss (gain) on contingent consideration	—	—	—	(0.1)	—	—	—	—	(0.1)
Foreign currency (gain) loss (included in cost of revenue)	—	—	—	(0.1)	—	—	—	—	(0.1)
Income tax (benefit) expense	2.9	(0.5)	(0.8)	—	—	(1.6)	—	(2.8)	(2.8)
Noncontrolling interest	0.6	(0.5)	2.5	—	(1.2)	(1.1)	—	—	0.3
Share-based payment expense	—	0.3	—	—	—	0.1	—	1.5	1.9
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	3.3	2.8	—	0.1	—	(0.1)	—	0.5	6.6
Adjusted EBITDA	$ 20.8	$ 9.3	$ 12.4	$ 1.0	$ (3.1)	$ (1.0)	$ —	$ (2.7)	$ 36.7
Total Core Operating Subsidiaries	$ 43.5								

© HC2 HOLDINGS, INC. 2020

18

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Year ended December 31, 2018								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other and Elimination	Non-operating Corporate	HC2
Net Income attributable to HC2 Holdings, Inc.									$ 162.0
Less: Net Income attributable to HC2 Holdings Insurance segment									165.2
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									19.2
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 27.7	$ 0.3	$ (0.9)	$ 4.6	$ 65.2	$ (34.5)	$ (2.9)	$ (81.9)	$ (22.4)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	7.4	27.2	5.5	0.3	0.2	3.3	0.1	0.1	44.1
Depreciation and amortization (included in cost of revenue)	7.0	—	—	—	—	—	—	—	7.0
Amortization of equity method fair value adjustment at acquisition	—	(1.5)	—	—	—	—	—	—	(1.5)
Asset impairment expense	—	—	0.7	—	—	0.3	—	—	1.0
Other operating (income) expenses	(0.2)	(0.7)	(0.2)	—	—	—	—	—	(1.1)
Interest expense	2.6	4.8	1.6	—	—	9.5	—	57.1	75.6
Loss on early extinguishment or restructuring of debt	—	—	—	—	—	2.6	—	2.5	5.1
Net loss (gain) on contingent consideration	—	0.8	—	—	—	—	—	—	0.8
Other (income) expense, net	(2.6)	(1.8)	0.3	0.1	—	1.5	4.6	(4.8)	(2.7)
Gain on sale and deconsolidation of subsidiary	—	—	—	—	(102.1)	—	(1.6)	—	(103.7)
Foreign currency (gain) loss (included in cost of revenue)	—	0.1	—	—	—	—	—	—	0.1
Income tax (benefit) expense	11.9	0.2	(1.1)	—	—	(1.0)	(1.6)	(6.6)	1.8
Noncontrolling interest	2.2	—	(0.4)	—	19.1	(1.9)	(1.1)	—	17.9
Bonus to be settled in equity	—	—	—	—	—	—	—	2.0	2.0
Share-based payment expense	—	1.9	—	—	0.2	1.6	0.3	5.0	9.0
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	4.9	1.4	—	0.3	2.5	1.7	—	0.7	11.5
Adjusted EBITDA	$ 60.9	$ 32.7	$ 5.5	$ 5.3	$ (14.9)	$ (16.9)	$ (2.2)	$ (25.9)	$ 44.5
Total Core Operating Subsidiaries	104.4								

© HC2 HOLDINGS, INC. 2020

19

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Three Months ended December 31, 2018								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other and Elimination	Non-operating Corporate	HC2
Net loss attributable to HC2 Holdings, Inc.									$ (11.8)
Less: Net Income attributable to HC2 Holdings Insurance segment									22.4
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									0.1
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance segment	$ 7.6	$ (3.8)	$ (0.3)	$ 1.2	$ (2.4)	$ (5.3)	$ (6.6)	$ (24.7)	$ (34.3)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	2.4	7.1	1.4	—	0.1	1.1	—	—	12.1
Depreciation and amortization (included in cost of revenue)	1.9	—	—	—	—	—	—	—	1.9
Amortization of equity method fair value adjustment at acquisition	—	(0.4)	—	—	—	—	—	—	(0.4)
Asset impairment expense	—	—	0.4	—	—	0.2	—	—	0.6
Other operating (income) expenses	0.1	2.1	—	—	—	—	—	—	2.2
Interest expense	1.1	1.1	0.4	—	—	1.8	—	17.3	21.7
Loss on early extinguishment or restructuring of debt	—	—	—	—	—	0.1	—	2.5	2.6
Net loss (gain) on contingent consideration	—	0.8	—	—	—	—	—	—	0.8
Other (income) expense, net	(0.7)	(0.5)	0.1	0.1	(0.1)	1.1	7.9	(5.7)	2.2
Foreign currency (gain) loss (included in cost of revenue)	—	0.5	—	—	—	—	—	—	0.5
Income tax (benefit) expense	2.9	—	(1.1)	—	—	(1.0)	(1.3)	0.4	(0.1)
Noncontrolling interest	0.6	(1.7)	(0.1)	—	(0.4)	0.9	—	—	(0.7)
Bonus to be settled in equity	—	—	—	—	—	—	—	1.5	1.5
Share-based payment expense	—	0.5	—	—	0.1	(0.7)	—	1.0	0.9
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	3.5	1.2	—	0.1	—	(1.4)	—	0.2	3.6
Adjusted EBITDA	$ 19.4	$ 6.9	$ 0.8	$ 1.4	$ (2.7)	$ (3.2)	$ —	$ (7.5)	$ 15.1
Total Core Operating Subsidiaries	$ 28.5								

© HC2 HOLDINGS, INC. 2020

20

Reconciliation of U.S. GAAP Income to Pre-tax Insurance AOI The table below shows the adjustments made to the reported Net income (loss) of the Insurance segment to calculate Insurance AOI and Pre-tax Insurance AOI (in millions). Three Months ended December 31, Year ended December 31, Increase / Increase / 2019 2018 (Decrease) 2019 2018 (Decrease) Net income (loss) - Insurance $ (15.2) $ 22.4 $ (37.6) $ 59.4 $ 165.2 $ (105.8) segment Effect of investment (gains) (1) 1.7 21.5 (19.8) (1.9) (5.6) 3.7 Asset impairment expense 47.3 — 47.3 47.3 — 47.3 Gain on bargain purchase — (6.3) 6.3 (1.1) (115.4) 114.3 Gain on reinsurance recaptures — (29.2) 29.2 — (47.0) 47.0 Acquisition costs 0.1 0.3 (0.2) 2.1 2.8 (0.7) Insurance AOI 33.9 8.7 25.2 105.8 — 105.8 Income tax expense (benefit) (23.4) 0.6 (24.0) (20.1) 0.6 (20.7) Pre-tax Insurance AOI $ 10.5 $ 9.3 $ 1.2 $ 85.7 $ 0.6 $ 85.1 (1) The Insurance segment revenues are inclusive of realized and unrealized gains and net investment income for the year ended December 31, 2019 and 2018. Such adjustments are related to transactions between entities under common control which are eliminated or are reclassified in consolidation. © HC2 HOLDINGS, INC. 2020 21